             Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]        Preliminary Proxy Statement
[ ]        Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to Section 240.149-11(c) or
           Section 240.14a-12

           TCW/DW Term Trust 2000
           TCW/DW Term Trust 2002
           TCW/DW Term Trust 2003
-------------------------------------------------------------------------------
     (Name of Registrant as Specified in its Charter)


           LouAnne D. McInnis
-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                             TCW/DW TERM TRUST 2000
                             TCW/DW TERM TRUST 2002
                             TCW/DW TERM TRUST 2003


                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                            TO BE HELD JUNE 8, 1999


     Special Meetings of Shareholders ("Meeting(s)") of TCW/DW TERM TRUST 2000, TCW/DW TERM TRUST 2002 AND TCW/DW TERM TRUST 2003, (individually, a "Trust" and, collectively, the "Trusts"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in Conference Room A, Forty-Fourth Floor, 2 World Trade Center, New York, New York 10048, on June 8, 1999 at 3:00 p.m. New York City time, for the following purposes:

           1. For each Trust, to elect or re-elect eight (8) Trustees to serve until the expiration of their indicated respective terms, or until their successors shall have been elected and qualified; and

           2. To transact such other business as may properly come before the Meetings or any adjournments thereof.

     Shareholders of record of each Trust as of the close of business on March 12, 1999 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement), you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.


                                                BARRY FINK
                                                Secretary

March 23, 1999
New York, New York

                                   IMPORTANT

     YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                             TCW/DW TERM TRUST 2000
                             TCW/DW TERM TRUST 2002
                             TCW/DW TERM TRUST 2003
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                                ----------------
                             JOINT PROXY STATEMENT
                                ----------------

                       SPECIAL MEET INGS OF SHAREHOLDERS
                                  JUNE 8, 1999

     This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of TCW/DW TERM TRUST 2000 ("TERM TRUST 2000"), TCW/DW TERM TRUST 2002 ("TERM TRUST 2002"), and TCW/DW TERM TRUST 2003 ("TERM TRUST 2003") (individually, a "Trust" and, collectively, the "Trusts") for use at the Special Meetings of Shareholders of the Trusts to be held jointly on June 8, 1999, (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about March 23, 1999.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for the nominees for election as Trustee with respect to each Trust set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Annual Meetings of Shareholders. Attendance at the Meetings will not in and of itself revoke a proxy.

     Shareholders of record ("Shareholders") of each Trust as of the close of business on March 12, 1999, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On the Record Date, there were outstanding 45,363,828 shares of beneficial interest of Term Trust 2000, 39,948,540 shares of beneficial interest of Term Trust 2002 and 87,601,940 shares of beneficial interest of Term Trust 2003, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of any of the Trusts on that date. The percentage ownership of shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meetings, consisting principally of printing and mailing expenses, estimated at approximately $18,000, $15,000 and $28,000, respectively for Term Trust 2000, Term Trust 2002 and Term Trust 2003, will be borne by the respective Trusts. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trusts, officers and regular employees of Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services" or the "Manager") or its parent company Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") and/or Dean Witter Reynolds Inc. ("DWR") without special compensation therefor. In addition, each Trust may employ William F. Doring and Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 and will be borne by each respective Trust.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this proxy statement. To vote by touchtone telephone, shareholders can call the toll-free number

1-800-690-6903. To vote by Internet, shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to shareholders whose shares are held in street name.

     In certain instances, William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Proposal other than to refer to the recommendations of the Boards. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instruction. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholder's telephone numbers which would be borne by the Trusts.


                           (1) ELECTION OF TRUSTEES

     The number of Trustees of each Trust has currently been fixed by the Trustees, pursuant to each Trust's Declaration of Trust, at nine and following the anticipated retirement of Mr. John R. Haire on May 1, 1999, the number of Trustees is anticipated to be eight. Due to the anticipated retirement of one Trustee and intended resignations of four Trustees, as set forth below, a Special Meeting has been called in order to add additional Trustees and re-structure the three Classes of Trustees. At the Meetings, eight nominees are to be elected or re-elected to each Trust's Board of Trustees to serve in their designated Class until the expiration of their respective terms. Charles A. Fiumefreddo, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder currently serve as Trustees of each Trust and were previously elected by the Shareholders of each Trust. Michael Bozic, Edwin J. Garn, Wayne E. Hedien and Philip J. Purcell have been nominated by the Board of each Trust for election as Trustee for the first time in order to replace John C. Argue, Richard M. DeMartini, Thomas E. Larkin, Jr. and Marc I. Stern who intend to resign as Trustees on the date of the Meetings.

     Five of the current nine Trustees (John C. Argue, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trusts, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Messrs. Bozic, Hedien, and Garn, if elected, also will be Independent Trustees. Mr. Philip J. Purcell, if elected, will be an "interested person" of the Trusts along with Mr. Charles A. Fiumefreddo and thus would not be an Independent Trustee (as that term is defined in the 1940 Act). The nominees for election as Trustees of the Trusts have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving.

     The nominees of the Board of Trustees of each Trust for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees: Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Wayne
E. Hedien, Manuel

H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trusts knows of no reason why said nominees would be unable or unwilling to accept nomination or election. With respect to each Trust, the election of each Trustee requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting.

     Pursuant to the provisions of each Trust's Declaration of Trust, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of each Trust, due to the anticipated retirement of one Trustee and the resignations of four Trustees, have determined that, as of the date of the Meetings any nominee for election as Trustee will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Nugent and Purcell. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years. In accordance with the above, all of the Trustees of each Trust are standing for election at the Meetings and the Class I Trustees will serve, until the 1999 Annual Meeting, the Class II Trustees until the 2000 Annual Meeting and the Class III Trustees until the 2001 Annual Meeting or until their successors shall have been elected and qualified.

     The following information regarding each of the nominees for election as Trustee includes his principal occupations and employment for at least the last five years, his age, shares of each Trust owned, if any, as of March 12, 1999 (shown in parentheses), positions with the Trusts, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including the 11 investment companies, including the Trusts, for which TCW Funds Management, Inc. serves as investment adviser (the "Investment Adviser" or the "Adviser"), and MSDW Advisors' wholly-owned subsidiary, MSDW Services, serves as manager (referred to herein as the "TCW/DW Funds"), and the 85 investment companies for which MSDW Advisors serves as investment manager or investment adviser (referred to herein as the "Morgan Stanley Dean Witter Funds").

     The nominees for Trustee to be elected at the Meetings are:

     MICHAEL BOZIC, age 58; Vice Chairman of Kmart Corporation (since December,
1998); Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of Discover Brokerage Index Series; formerly Chairman and Chief Executive Officer of Levitz Furniture Corporation (November, 1995-November, 1998) and President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc. and Weirton Steel Corporation.

     CHARLES A. FIUMEFREDDO, age 65; Trustee of Term Trust 2000 since June, 1993, of Term Trust 2002 since August, 1992 and of Term Trust 2003 since February 1993; Chairman, Director or Trustee, President and Chief Executive Officer of the Morgan Stanley Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Trustee of Discover Brokerage Index Series; formerly Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), Executive Vice President and Director of DWR, Chairman and Director of MSDW Trust and Director and/or officer of various MSDW subsidiaries (until June, 1998).

     EDWIN J. GARN, age 66; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of Discover Brokerage Index Series; formerly United States Senator (R-Utah)(1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation; Director of Franklin Covey (time management systems), John Alden Financial Corp. (health insurance), United States Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

     WAYNE E. HEDIEN, age 65; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of Discover Brokerage Index Series; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March, 1993-December, 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July, 1989-December,
1994); director of various other business and charitable organizations.

     DR. MANUEL H. JOHNSON, age 50; Trustee of Term Trust 2000 since July, 1993, of Term Trust 2002 since September, 1992 and of Term Trust 2003 since February, 1993; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; Trustee of Discover Brokerage Index Series; Director of NASDAQ, Greenwich Capital Markets, Inc. (broker-dealer) and NVR Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

     MICHAEL E. NUGENT, age 62; Trustee of Term Trust 2000 since July, 1993, of Term Trust 2002 since September, 1992 and of Term Trust 2003 since February, 1993; General Partner, Triumph Capital, L.P.; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; Trustee of Discover Brokerage Index Series; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.

     PHILIP J. PURCELL, age 55; Chairman of the Board of Directors and Chief Executive Officer of MSDW, DWR and Novus Credit Services Inc.; Director of the Distributor; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of Discover Brokerage Index Series; Director and/or officer of various MSDW subsidiaries.

     JOHN L. SCHROEDER, age 68; Trustee of each Trust since April, 1995; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; Trustee of Discover Brokerage Index Series; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of The Home Insurance Company (August, 1991-September,
1995).

     The executive officers of the Trust are: Barry Fink, Vice President, Secretary and General Counsel; Mitchell M. Merin, Vice President; Ronald E. Robison, Vice President; Robert S. Giambrone, Vice President; Philip A. Barach, Vice President, Jeffrey E. Gundlach, Vice President; Frederick H. Horton, Vice President; and Thomas F. Caloia, Treasurer. In addition, Marilyn K. Cranney, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi, Frank Bruttomesso and Todd Lebo, serve as Assistant Secretaries.

     Mr. Fink is 44 years old and is currently Senior Vice President (since March, 1997), Secretary and General Counsel (since February, 1997) and Director (since July, 1998) of MSDW Advisors and MSDW Services and Assistant Secretary of DWR (since August, 1996); he is also Senior Vice President (since March,
1997),

Assistant Secretary and Assistant General Counsel (since February, 1997) of MSDW Distributors and Vice President, Secretary and General Counsel of the Morgan Stanley Dean Witter Funds, the TCW/DW Funds and Discover Brokerage Index Series. He was previously First Vice President, Assistant Secretary and Assistant General Counsel of MSDW Advisors. Mr. Merin is 45 years old and is currently President and Chief Operating Officer of Asset Management of MSDW, President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman and Director of MSDW Distributors and MSDW Trust, Executive Vice President and Director of DWR and Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries. Mr. Robison is 60 years old and is currently Executive Vice President and Chief Administrative Officer of (since September 1998) and Director (since February 1999) of MSDW Advisors and MSDW Services; prior thereto he was a Managing Director of the TCW Group, Inc. Mr. Giambrone is 44 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust (since August, 1995) and a Director of MSDW Trust (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Caloia is 52 years old and is currently First Vice President and Assistant Treasurer of MSDW Advisors and MSDW Services. Other than Messrs. Robison and Giambrone, each of the above officers has been an employee of MSDW Advisors or its affiliates for over five years. Mr. Barach is 46 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc. Mr. Gundlach is 39 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc. Mr. Horton is 40 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc. Messrs. Barach, Gundlach and Horton have been associated with The TCW Group, Inc. and/or its subsidiaries for over five years.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     If Shareholders elect the nominated persons to the Board, the Board will consist of the same individuals who will also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. As of the date of this Proxy Statement, there are a total of 85 Morgan Stanley Dean Witter Funds, comprised of 120 portfolios. As of February 26, 1999, the Morgan Stanley Dean Witter Funds had total net assets of approximately $117.7 billion and more than six million shareholders.

     If Shareholders elect the nominated persons to the Board, six of the eight Trustees (or 75%) will be Independent Trustees because they have no affiliation or business connection with TCW Funds Management, Inc. or MSDW Services or any of their affiliated persons and do not own any stock or other securities issued by MSDW or TCW, the parent companies of MSDW Services and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. All of the six independent Trustees are also Independent Trustees of the Morgan Stanley Dean Witter Funds.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

     As in the case with all of the Trusts' current Independent Trustees, all of the Independent Trustees nominated for election or re-election would serve as members of the Audit Committee; three of the Trustees, including two Independent Trustees, would serve as members of the Derivatives Committee; and in addition, three of the Trustees, including two Independent Trustees, would serve as members of the Insurance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Trust performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and reviewing the adequacy of each Trust's system of internal controls.

     The Board of each Trust has formed a Derivatives Committee to approve parameters for and monitor the activities of the Trust with respect to derivative investments, if any, made by the Trust.

     Finally, the Board of each Trust has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trust.

     The following chart sets forth the number of meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee and the Insurance Committee of each Trust during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.


      NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR

                                        BOARD OF    INDEPENDENT      AUDIT      DERIVATIVES
                             FISCAL     TRUSTEES      TRUSTEES     COMMITTEE     COMMITTEE    INSURANCE
NAME OF FUND                YEAR-END    MEETINGS      MEETINGS      MEETINGS     MEETINGS     COMMITTEE
-------------------------  ----------  ----------  -------------  -----------  ------------  ----------
Term Trust 2000 .........   9/30/98         6            8             2             4            1
Term Trust 2002 .........   9/30/98         6            8             2             4            1
Term Trust 2003 .........   3/31/98         5            9             2             4            0

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MSDW AND TCW/DW FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the MSDW and TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the MSDW and TCW/DW Funds.

SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the TCW/DW Funds complex (and, if applicable, in the Morgan Stanley Dean Witter Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of February 28, 1999, the total value of the investments by the proposed Trustees and/or their spouses in shares of the MSDW and TCW/DW Funds was approximately $35.8 million.

     As of March 12, 1999, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.


COMPENSATION OF INDEPENDENT TRUSTEES

     Each Trust currently pays each Independent Trustee an annual fee of $2,800 plus a per meeting fee of $200 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an additional annual fee of $750 ). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Trusts. The Trusts also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trusts who are or have been employed by the Manager or the Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Trusts for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee of each Trust. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees, for which services the Trusts paid him an additional annual fee of $1,200. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.

     The following table illustrates the compensation paid to those nominees of each Trust who are also currently Independent Trustees by each Trust as of the respective Trust's fiscal year end:


                              TRUST COMPENSATION

                                   AGGREGATE         AGGREGATE        AGGREGATE
                                  COMPENSATION      COMPENSATION     COMPENSATION
                                   FROM TERM         FROM TERM        FROM TERM
                                   TRUST 2000        TRUST 2002       TRUST 2003
NAME OF INDEPENDENT TRUSTEE      AS OF 9/30/98     AS OF 9/30/98       3/31/98
-----------------------------   ---------------   ---------------   -------------
Manuel H. Johnson ...........        $5,456            $5,456           $4,969
Michael E. Nugent ...........         5,456             5,456            5,169
John L. Schroeder ...........         5,656             5,656            5,369

     If Shareholders elect or re-elect the nominated persons to the Board, at such time as each Trust has paid fees to the Independent Trustees for a full fiscal year, and assuming that during such fiscal year each Trust holds the same number of Board and committee meetings as were held by the Trusts during the calendar year ended December 31, 1998, it is estimated that the compensation paid to each Independent Trustee by the Trusts during such fiscal year will be the amount shown in the following table:

                         FUND COMPENSATION (ESTIMATED)

                                    AGGREGATE
                                  COMPENSATION
                                 FROM EACH TRUST
NAME OF INDEPENDENT TRUSTEE        (ESTIMATED)
-----------------------------   ----------------
Michael Bozic ...............        $1,650
Edwin J. Garn ...............         1,650
Wayne E. Hedien .............         1,650
Manuel H. Johnson ...........         1,650
Michael E. Nugent ...........         1,650
John L. Schroeder ...........         1,650

     The following table illustrates the compensation paid to the each Trust's Independent Trustees for the calendar year ended December 31, 1998 for services to the 11 TCW/DW Funds and, in the case of Messrs. Hedien, Johnson, Nugent and Schroeder, the 85 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1998.


    CASH COMPENSATION FROM TCW/DW FUNDS AND MORGAN STANLEY DEAN WITTER FUNDS

                                                      FOR SERVICE
                                                    AS DIRECTOR OR
                                 FOR SERVICE AS       TRUSTEE AND            TOTAL
                                   TRUSTEE AND         COMMITTEE       CASH COMPENSATION
                                    COMMITTEE           MEMBER          FOR SERVICES TO
                                     MEMBER              OF 85         85 MORGAN STANLEY
                                      OF 11         MORGAN STANLEY        DEAN WITTER
                                     TCW/DW           DEAN WITTER        FUNDS AND 11
NAME OF INDEPENDENT TRUSTEE           FUNDS              FUNDS           TCW/DW FUNDS
-----------------------------   ----------------   ----------------   ------------------
Michael Bozic ...............             --           $120,150            $120,150
Edwin J. Garn ...............             --            132,450             132,450
Wayne E. Hedien .............             --            132,350             132,350
Manuel H. Johnson ...........        $62,331            128,400             190,731
Michael E. Nugent ...........         62,131            132,450             194,581
John L. Schroeder ...........         64,731            132,450             197,181

     The following table illustrates the retirement benefits accrued to Messrs. Hedien, Johnson, Nugent and Schroeder by the 55 Morgan Stanley Dean Witter Funds for the year ended December 31, 1998, and the estimated retirement benefits for Messrs. Hedien, Johnson, Nugent and Schroeder, to commence upon their retirement from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.

         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS

                                      ESTIMATED
                                   CREDITED YEARS       ESTIMATED       RETIREMENT BENEFITS     ESTIMATED ANNUAL BENEFITS
                                    OF SERVICE AT     PERCENTAGE OF     ACCRUED AS EXPENSES          UPON RETIREMENT
                                     RETIREMENT          ELIGIBLE         BY ALL ADOPTING           FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)       COMPENSATION            FUNDS                    FUNDS(1)
-------------------------------   ----------------   ---------------   ---------------------   --------------------------
Michael Bozic .................          10                60.44%             $22,377                    $52,250
Edwin J. Garn .................          10                60.44               35,225                     52,250
Wayne E. Hedien ...............           9                51.37               41,979                     44,413
Dr. Manuel H. Johnson .........          10                60.44               14,047                     52,250
Michael E. Nugent .............          10                60.44               25,336                     52,250
John L. Schroeder .............           8                50.37               45,117                     44,343

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.


INVESTMENT ADVISER

     TCW Funds Management, Inc. (the "Investment Adviser") is each Trust's investment adviser pursuant to an investment advisory agreement with each Trust. The Investment Adviser, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company) ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of January 31, 1999, the Investment Adviser and its affiliates had approximately $55 billion under management or committed to management. The Investment Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

     The Principal Executive Officers and Directors of the Investment Adviser, and their principal occupations, are:

     Thomas E. Larkin, Jr., Chairman, Marc I. Stern, President and Alvin R. Albe, Jr., Executive Vice President. Mr. Robert A. Day may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Robert Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. The principal occupations of Messrs. Larkin and Stern are described in the preceding tables. Mr. Albe is an Executive Vice President of The TCW Group, Inc.

     The business address of the foregoing Directors and Executive Officers is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

     In return for its investment services and the expenses which the Investment Adviser assumes under each investment advisory agreement, the Trusts pays the Investment Adviser compensation which is computed weekly and payable monthly and which is determined by applying the annual rates of 0.24%, 0.26% and 0.26% respectively to the average weekly net assets of Term Trust 2000, Term Trust 2002 and Term Trust 2003. Pursuant to each investment advisory agreement, Term Trust 2000, Term Trust 2002 and Term Trust 2003 accrued to the Investment Adviser total compensation of $1,110,390, $1,115,200 and $2,420,445 respectively during their respective fiscal years ended September 30, 1998, September 30, 1998 and March 31, 1998. The net assets of each Trust totalled, $465,844,823, $435,627,259 and $934,981,132 at their respective fiscal year ends.

MANAGER

     Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") is each Trust's Manager. MSDW Services, which maintains its offices at Two World Trade Center, New York, New York 10048, is a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998. MSDW Advisors is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     As Manager to the Trusts, MSDW Services receives from each Trust compensation which is computed weekly and payable monthly and which is determined by applying the annual rates of 0.36%, 0.39% and 0.39% respectively to the weekly net assets of Term Trust 2000, Term Trust 2002 and Term Trust 2003. For the fiscal years ended September 30, 1998 for Term Trust 2000 and Term Trust 2002 and March 31, 1998 for Term Trust 2003, the Trusts accrued to MSDW Services, pursuant to a Management Agreement, total compensation of $1,665,585, $1,672,801 and $3,630,668, respectively.

     The Principal Executive Officer and Directors of MSDW Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald E. Robison, Executive Vice President and Chief Administrative Officer and Barry Fink, Senior Vice President, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described in the preceding paragraph under the section "Election of Trustees." The business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

     MSDW Advisors and MSDW Services serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

     MSDW has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the Company.

     During the fiscal years ended September 30, 1998 for Term Trust 2000 and Term Trust 2002 and March 31, 1998 for Term Trust 2003, the Trusts accrued to MSDW Trust, the Trusts' Transfer Agent and an affiliate of the Manager, transfer agency fees of $173,946, $141,987 and $315,769, respectively.


                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meetings, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of each respective Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meetings.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

     Four purported class action lawsuits with respect to the Trusts have been filed in the Superior Court for the State of California, County of Orange, against some of the Trustees and officers of Term Trust 2000, Term Trust 2002 and Term Trust 2003, as well as one of the underwriters, the lead representative of the underwriters, the Adviser, the Manager and other defendants -- but not against the Trusts -- by certain shareholders of the Trusts and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trusts to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trusts. In March 1997, all of the remaining defendants in the litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July, 1997, the Court denied the motion for judgment on the pleadings. In August, 1997, plaintiffs filed a motion for class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiff's motion for class certification. The Court ruled that plaintiff's motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." On October 13, 1998, three separate class actions alleging similar claims on behalf of the residents of the states of Florida, New Jersey and New York were filed in the state courts of those states. The time of the defendants to move or answer in the New Jersey and New York actions has been extended by agreement. The defendants removed the Florida action to federal court and the parties are awaiting decision on the plaintiffs' motion to remand the action to state court.

     Certain of the defendants in these suits have asserted their right to indemnification from the Trusts.

     The ultimate outcome of these matters is not presently determinable, and no provision has been made in each the Trust's financial statements for the effect, if any, of such matters.


                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Trust must be received, as set forth in each Trust's previous proxy statement, no later than July 9, 1999 for Term Trust 2000 and Term Trust 2002 and by no later than April 29, 1999 for Term Trust 2003, for inclusion in the proxy statement and proxy for each respective Trust's next Annual Meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.


                            REPORTS TO SHAREHOLDERS

     EACH TRUST'S MOST RECENT ANNUAL REPORT AND, WITH RESPECT TO TERM TRUST 2003, ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, PREVIOUSLY HAVE BEEN SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).


                          INTEREST OF CERTAIN PERSONS

     MSDW, MDSW Advisors, DWR, MSDW Services, The TCW Group, Inc. and its affiliates, and certain of the respective Directors, Officers, and employees of each, including persons who are Trustees or Officers of the

Trusts, may be deemed to have an interest in the Proposal described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of MSDW and The TCW Group, Inc. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such Proposal.


                                 OTHER BUSINESS

     The management knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


                       By Order of the Board of Trustees
                                  BARRY FINK

                                   Secretary

                            TCW/DW TERM TRUST 2000

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Robert
S. Giambrone, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of TCW/DW Term Trust 2000 on June 8, 1999, at 3:00 p.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 23, 1999 as follows:




                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

PLEASE MARK VOTES IN THE EXAMPLE USING BLACK OR BLUE INK [X]

                                                                     FOR ALL
                                                 FOR     WITHHOLD    EXCEPT
1. Election of eight (8) Trustees:               [ ]       [ ]         [ ]

01. Michael Bozic      02. Charles A. Fiumefreddo

03. Edwin J. Garn      04. Wayne E. Hedien     05. Manuel H. Johnson

06. Michael E. Nugent  07. Philip J. Purcell   08. John L. Schroeder


IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Please make sure to sign and date this Proxy using black or blue ink.

                                 Date
                                      ----------------------------------------


                                 ---------------------------------------------

                                 ---------------------------------------------
                                      Shareholder sign in the box above

                                 ---------------------------------------------

                                 ---------------------------------------------
                                    Co-Owner (if any) sign in the box above

------------------------------------------------------------------------------
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES




                             TCW/DW TERM TRUST 2000

-------------------------------------------------------------------------------

                                   IMPORTANT

               USE ONE OF THE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

-------------------------------------------------------------------------------

                             TCW/DW TERM TRUST 2002

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Robert
S. Giambrone, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of TCW/DW Term Trust 2002 on June 8, 1999, at 3:00 p.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 23, 1999 as follows:




                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

-------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

PLEASE MARK VOTES IN THE EXAMPLE USING BLACK OR BLUE INK [X]

                                                                     FOR ALL
                                                 FOR     WITHHOLD    EXCEPT
1. Election of eight (8) Trustees:               [ ]       [ ]         [ ]

01. Michael Bozic      02. Charles A. Fiumefreddo

03. Edwin J. Garn      04. Wayne E. Hedien     05. Manuel H. Johnson

06. Michael E. Nugent  07. Philip J. Purcell   08. John L. Schroeder

IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Please make sure to sign and date this Proxy using black or blue ink.


                                 Date
                                      ----------------------------------------


                                 ---------------------------------------------

                                 ---------------------------------------------
                                      Shareholder sign in the box above

                                 ---------------------------------------------

                                 ---------------------------------------------
                                    Co-Owner (if any) sign in the box above

-------------------------------------------------------------------------------
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES




                             TCW/DW TERM TRUST 2002

-------------------------------------------------------------------------------

                                   IMPORTANT

               USE ONE OF THE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

-------------------------------------------------------------------------------

                             TCW/DW TERM TRUST 2003

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Robert
S. Giambrone, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of TCW/DW Term Trust 2003 on June 8, 1999, at 3:00 p.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 23, 1999 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

PLEASE MARK VOTES IN THE EXAMPLE USING BLACK OR BLUE INK [X]

                                                                     FOR ALL
                                                 FOR     WITHHOLD    EXCEPT
1. Election of eight (8) Trustees:               [ ]       [ ]         [ ]

01. Michael Bozic      02. Charles A. Fiumefreddo

03. Edwin J. Garn      04. Wayne E. Hedien     05. Manuel H. Johnson

06. Michael E. Nugent  07. Philip J. Purcell   08. John L. Schroeder

IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Please make sure to sign and date this Proxy using black or blue ink.


                                 Date
                                      ----------------------------------------


                                 ---------------------------------------------

                                 ---------------------------------------------
                                      Shareholder sign in the box above

                                 ---------------------------------------------

                                 ---------------------------------------------
                                    Co-Owner (if any) sign in the box above

-------------------------------------------------------------------------------
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES




                             TCW/DW TERM TRUST 2003

-------------------------------------------------------------------------------

                                   IMPORTANT

               USE ONE OF THE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

-------------------------------------------------------------------------------
090